Exhibit 99.1




                                  CERTIFICATION



      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Cinema Ride, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-KSB for the year ended December 31, 2002 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                  /s/ MITCHELL J. FRANCIS
Date:  June 2, 2003                          By:  ___________________________
                                                  Mitchell J. Francis
                                                  Chief Executive Officer and
                                                  Chief Financial Officer